2020 ChinaCap Acquirco, Inc.
221 Boston Post Road East, Suite 410, Marlborough, MA 01752

August 6, 2009

Via Email

2020 International Capital Group Limited
Attn: Louis Koo
1503 Ruttonjee House
11 Duddell Street, Central
Hong Kong

Re:       Promissory Note – Revised Maturity Date

Dear Louis:

This letter will confirm that 2020 International Capital Group Limited, a Cayman Islands company (“International”) has extended the maturity date of that certain Promissory Note, dated August 1, 2008, by 2020 ChinaCap Acquirco, Inc. in favor of International in the original aggregate amount of $150,000.00 (the “Note”) from August 1, 2009 to December 31, 2009, and hereby waives any and all events of default under the Note as of the date hereof.

Accordingly, it is hereby agreed that all principal outstanding under the Note shall be due and payable in full no later than December 31, 2009.

Sincerely,

2020 ChinaCap Acquirco, Inc.

By:
Name:	George Lu
Title:	Chairman, Chief Executive Officer and President

Acknowledged and Agreed:

2020 International Capital Group Limited

By:
Name:	Louis Koo
Title:	Director